Exhibit 99.1

AGREEMENT AS TO JOINT FILING

In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D, and any amendments thereto, with respect to (i) the Shares of Beneficial Interest, par value $1.00 per share; (ii) the Shares of Series B Preferred Stock, par value $0.01 per share; (iii) the Shares of Series C Preferred Stock, par value $0.01 per share; and (iv) the Shares of Series D Preferred Stock, par value $0.01 per share, in each case of Pennsylvania Real Estate Investment Trust, and that this agreement be included as an exhibit to such filing and any amendment thereof.

This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned hereby executes this agreement as of July 12, 2023.

/s/ John R. Saunders

John R. Saunders

G.S. BUILDING, L.P.

By: G.S. Building, LLC, its general partner

By: /s/ John R. Saunders

Name: John R. Saunders

Title: Manager

G.S. BUILDING, LLC

By: /s/ John R. Saunders

Name: John R. Saunders

Title: Manager

2771 GAREY L.P.

By: JS Office LLC, its general partner

By: /s/ John R. Saunders

Name: John R. Saunders

Title: Manager

JS OFFICE LLC

By: /s/ John R. Saunders

Name: John R. Saunders

Title: Manager

S.F. PROPERTY, L.P

By: G.S. Building, LLC, its general partner

By: /s/ John R. Saunders

Name: John R. Saunders

Title: Manager

SAUNDERS PROPERTY, LLC

By: /s/ John R. Saunders

Name: John R. Saunders

Title: Manager

JOHN R. SAUNDERS TRUST DATED 7/14/87

By: /s/ John R. Saunders

Name: John R. Saunders

Title: Trustee

THE SAUNDERS FAMILY TRUST DATED 11/07/08

By: /s/ John R. Saunders

Name: John R. Saunders

Title: Trustee

17422 DERIAN L.P.

By: JS Commercial, LLC, its general partner

By: /s/ John R. Saunders

Name: John R. Saunders

Title: Manager

JS COMMERCIAL, LLC

By: /s/ John R. Saunders

Name: John R. Saunders

Title: Manager

SF INVESTMENTS L.P.

By: G.S. Building, LLC, its general partner

By: /s/ John R. Saunders

Name: John R. Saunders

Title: Manager